UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 24, 2023

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500 Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 24, 2023, wholly-owned subsidiaries of Matador Resources Company (“Matador”), MRC Hat Mesa, LLC (“Purchaser”) and, solely for the purposes of guaranteeing the obligations of Purchaser, MRC Energy Company (“MRC Energy”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with AEP EnCap HoldCo, LLC (“AEP EnCap”), Ameradvance Management LLC (“ManagementCo” and, together with AEP EnCap, each a “Seller” and collectively, the “Sellers”) and Advance Energy Partners Holdings, LLC (the “Target”). Pursuant to the Purchase Agreement, Sellers have agreed to sell to Purchaser, and Purchaser has agreed to purchase from Sellers, all of the issued and outstanding membership interests (the “Subject Securities”) of the Target, upon the terms and subject to the conditions of the Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Purchase Agreement, the “Acquisition”).

The consideration payable by Purchaser for the Subject Securities will be (i) an amount in cash equal to $1,600,000,000 (the “Unadjusted Purchase Price”), of which $80,000,000 will be deposited into escrow in connection with the execution of the Purchase Agreement, and (ii) for each calendar month during calendar year 2023 in which the average of the daily settlement price for the West Texas Intermediate (WTI) light sweet crude oil prompt month futures contract for such calendar month exceeds $85.00, a payment equal to $7,500,000 (all such payments for the 12 calendar months in 2023, the “Contingent Consideration”). The Unadjusted Purchase Price is subject to certain customary adjustments, including for working capital and for title defects and environmental defects.

The consummation of the Acquisition (the “Closing”) is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including, among others, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction of the conditions in the Purchase Agreement, the Closing is expected to occur in the second quarter of 2023.

The Purchase Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. In addition, Purchaser, on the one hand, and Sellers, on the other hand, have agreed to indemnify each other and their respective affiliates, shareholders, members, officers, directors, employees and other representatives for certain losses, including, among other things, breaches of representations, warranties and covenants, subject to certain negotiated limitations, deductibles, thresholds and survival periods set forth in the Purchase Agreement.

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. This summary of the principal terms of the Purchase Agreement and the copy of the Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Matador, Purchaser, MRC Energy, the Sellers, the Target or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, the representations, warranties and covenants in the Purchase Agreement were made as of specific dates, were made solely for the Purchase Agreement and for the purposes of allocating risk between the parties to the Purchase Agreement, rather than establishing matters as facts, are solely for the benefit of such parties, may be subject to qualifications or limitations agreed upon by such parties and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Accordingly, investors are not third-party beneficiaries under the Purchase Agreement and the representations, warranties and covenants in the Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of Matador, Purchaser, MRC Energy, the Sellers or the Target. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements in this report include, among other things, statements about the anticipated timing of closing the Acquisition. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to the Acquisition: the ability of the parties to consummate the Acquisition in the anticipated timeframe or at all; risks related to the satisfaction or waiver of the conditions to closing the Acquisition in the anticipated timeframe or at all; risks related to obtaining the requisite regulatory approvals; disruption from the Acquisition making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Acquisition; the risk of litigation and/or regulatory actions related to the Acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; and the other factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Matador may not succeed in addressing these and other risks. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the SEC, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this report, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 7.01	Regulation FD Disclosure.

On January 24, 2023, Matador issued a press release (the “Press Release”) announcing the execution of the Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In connection with the Press Release, Matador released a presentation summarizing the Acquisition, which presentation is available on Matador’s website, www.matadorresources.com, on the Events and Presentations page under the Investor Relations tab.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Securities Purchase Agreement, dated January 24, 2023, by and among MRC Hat Mesa, LLC, MRC Energy Company (solely for the limited purposes stated therein), AEP EnCap HoldCo, LLC, Ameradvance Management LLC and Advance Energy Partners Holdings, LLC

99.1	Press Release issued by Matador Resources Company on January 24, 2023

104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101

*

This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: January 24, 2023	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President